Exhibit 99.1

Contact:	Norman C. Chambers
Chairman, President and Chief Executive Officer
(281) 897-7788

NCI BUILDING SYSTEMS REPORTS FIRST QUARTER FISCAL 2009 RESULTS

—Operating Results in Line with Most Recent Guidance—

—Net Cash from Operating Activities Reached $30 million—

—Non Cash Impairment Charges Penalize Reported Results—

—Buildings group’s Backlog Stabilizes at $302 million—

HOUSTON (March 10, 2009) – NCI Building Systems Inc., (NYSE: NCS) today announced financial results for the first quarter ended February 1, 2009.

First Quarter 2009 Financial Results

“As previously reported, the effects of worsening economic conditions on our end markets and the rapid decline in steel prices caused tonnage volume shipped in the first quarter to decline 45% sequentially and 40% year-over-year,” said Norman C. Chambers, Chairman, President and Chief Executive Officer. “As a result of substantially lower utilization rates and high inventory costs, NCI reported an operating loss for the period that was significantly increased by non-cash impairment charges. These non-cash charges do not impact the Company’s cash flow or liquidity.”

“Initial benefits of cost reduction programs implemented from late October through mid-November and the shift in seasonality that occurred in fiscal 2008 enabled the Company to report positive cash flow from operations of approximately $30 million for the period,” Mr. Chambers said. “Further expense cuts were implemented in the 2009 first quarter, which significantly reduce our operating costs and increase annualized cost savings to $59 million, and we anticipate seeing most of a full quarterly benefit from these savings in the 2009 second quarter.”

First quarter sales were $260.4 million compared to $361.5 million reported for last year’s first quarter. The Company incurred a net loss of $528.6 million, or $27.20 per diluted share, which included a non cash goodwill and other intangible asset impairment charge of $517.6 million, a $29.4 million charge to cost of goods sold related to an inventory markdown to net realizable value in all three of NCI’s business segments, a $2.5 million charge related to severance and plant closings, and a $623,000 non cash asset impairment charge also related to plant closings. Exclusive of these charges, the net loss would have been $8.0 million, or $0.42 per diluted share. For last year’s first quarter, the Company reported net income of $7.5 million, or $0.39 per diluted share.

10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

First Quarter 2009 Segment Performance

The Company reported an adjusted operating loss of $7.8 million, which is reconciled with the reported GAAP operating loss in the table below.

NCI BUILDING SYSTEMS, INC.

BUSINESS SEGMENTS

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

RECONCILIATION OF OPERATING LOSS TO ADJUSTED OPERATING LOSS EXCLUDING SPECIAL CHARGES

FOR THE THREE MONTHS ENDED FEBRUARY 1, 2009

(Unaudited)

(In thousands)

	Operating Loss, GAAP Basis	Goodwill and Other Intangible Asset Impairment	Lower of Cost or Market Adj.	Restructuring Charges	Asset Impairment	“Adjusted” Operating Loss (A)
Metal coil coating	$(63,753)	$59,854	$5,657	$44	$—	$1,802

Metal components	(128,603)	116,131	14,484	582	—	2,594

Engineered building systems	(352,279)	341,643	9,237	1,835	623	1,059

Corporate	(13,252)	—	—	18	—	(13,234)

Total operating loss	$(557,887)	$517,628	$29,378	$2,479	$623	$(7,779)

(A)	The Company discloses a tabular comparison of “Adjusted” operating loss, which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. “Adjusted” operating loss should not be considered in isolation or as a substitute for operating loss as reported on the face of our statement of income.

First quarter 2009 adjusted operating results only include the initial benefits of phase one of the Company’s cost reduction programs and only a modest benefit of phase two, which was implemented in late January and early February 2009.

“After declining for seven consecutive months, NCI’s Buildings group’s backlog stabilized at $302 million in December and January, which may indicate a modest firming of demand, driven by the sharp decline in steel prices coming into a seasonally stronger period,” Mr. Chambers said.

Balance Sheet

At the end of the 2009 first quarter, cash and cash equivalents were $91 million, up from $68 million at the end of the 2008 fourth quarter. NCI continues to discuss its financing requirements with its key relationship banks. The Company has retained J.P. Morgan Securities Inc. to assist with these discussions and on a comprehensive range of potential alternatives to strengthen its balance sheet and enhance its long term financial and competitive position including but not limited to capital raises and strategic investments.

Outlook

“We are working closely with our builder network and key customers, who serve 19 different end

10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

markets, to provide efficient solutions during this difficult period for non residential construction businesses. Lower steel prices have historically promoted greater utilization of steel as compared to other traditional building products, and the energy savings and recyclability attributes of steel should enhance its competitive attractiveness. Additionally, we are moving ahead carefully with certain strategic initiatives that would extend our reach to new markets,” Mr. Chambers noted.

“While we have seen an uptick in quoting activity, visibility remains limited,” Mr. Chambers said. “The benefits of recent cost cutting, however, and reduced capital and working capital spending, should enable us to report positive cash flow from operations in the second quarter of fiscal 2009.”

10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI will provide an online, real-time webcast and rebroadcast of its conference call today to discuss this announcement. The live broadcast of this conference call will be available online at www.ncilp.com beginning at 5:00 p.m. (Eastern Time) on Tuesday, March 10, 2009. The online replay will be available at approximately 6:00 p.m. (Eastern Time) and continue for one week.

This release contains forward-looking statements concerning NCI’s business and operations and industry conditions, including among others industry trends, steel pricing, growth expectations and margin expansion. These statements and other statements identified by words such as “guidance,” “potential,” “expect,” “should” and similar expressions are forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause NCI’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are the possibility that the anticipated benefits from the RCC acquisition cannot be fully realized; the possibility that costs or difficulties related to the integration of the RCC operations into the Company’s operations will be greater than expected; industry cyclicality and seasonality; ability to service or refinance our debt; fluctuations in demand and prices for steel; raw material pricing and supply; competitive activity and pricing pressure; ability to execute NCI’s acquisition strategy; general economic conditions affecting the construction industry; the current financial crisis and U.S. recession; and changes in laws or regulations. Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 2, 2008, identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. NCI expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

NCI Building Systems, Inc. is one of North America’s largest integrated manufacturers of metal products for the nonresidential building industry. NCI is comprised of a family of companies operating 39 manufacturing facilities across the United States and Mexico, with additional sales and distribution offices throughout the nation and Canada.

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI BUILDING SYSTEMS, INC.

STATEMENTS OF INCOME

(Unaudited)

(In thousands, except per share data)

	For the Three Months Ended
	February 1, 2009	January 27, 2008
Sales	$260,364	$361,489
Cost of sales	213,836	279,058
Lower of cost or market adjustment	29,378	—
Asset impairment	623	—

Gross profit	16,527	82,431
	6.3%	22.8%

Selling, general and administrative expenses	54,307	63,935
Goodwill and other intangible asset impairment	517,628	—
Restructuring charge	2,479	—

Income (loss) from operations	(557,887)	18,496

Interest income	195	658
Interest expense	(4,608)	(6,904)
Other expense, net	(317)	(38)

Income (loss) before income taxes	(562,617)	12,212
Provision (benefit) for income taxes	(34,007)	4,702

	6.0%	38.5%

Net income (loss)	$(528,610)	$7,510

Net income (loss) per share:
Basic	$(27.20)	$0.39
Diluted	$(27.20)	$0.39

Average shares outstanding:
Basic	19,438	19,250
Diluted	19,438	19,402

Depreciation/amortization expense	8,523	9,344

Decrease in sales	-28.0%

Decrease in diluted earnings per share	n/a

Gross profit percentage	6.3%	22.8%

Selling, general and administrative expenses percentage	20.9%	17.7%

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NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI BUILDING SYSTEMS, INC.

CONDENSED BALANCE SHEETS

(In thousands)

	February 1, 2009	November 2, 2008
	(Unaudited)
ASSETS
Cash and cash equivalents	$90,842	$68,201
Accounts receivable, net	85,165	163,005
Inventories	142,815	192,011
Deferred income taxes	24,259	24,259
Income taxes receivable	18,096	—
Prepaid expenses and other	18,768	18,374

Total current assets	379,945	465,850

Property and equipment, net	249,795	251,163

Goodwill	107,736	616,626
Other assets	37,529	47,062

Total assets	$775,005	$1,380,701

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current portion of long-term debt	$180,880	$920
Accounts payable	83,320	104,348
Accrued expenses	90,574	129,864

Total current liabilities	354,774	235,132

Long-term debt	293,290	473,480
Deferred income taxes	27,466	44,332
Other long-term liabilities	4,828	3,928

Shareholders’ equity	94,647	623,829

Total liabilities and shareholders’ equity	$775,005	$1,380,701

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NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI BUILDING SYSTEMS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	For the Three Months Ended
	February 1, 2009	January 27, 2008
Net cash provided by (used in) operating activities	$30,172	$(19,986)

Cash flows from investing activities:
Capital expenditures	(7,016)	(5,803)
Other	118	299

Net cash used in investing activities	(6,898)	(5,504)

Cash flows from financing activities:
Payments on long-term debt	(230)	(21,947)
Proceeds from stock option exercises	12	327
Excess tax benefits from stock-based compensation arrangements	—	128
Payment of financing costs	(18)	—
Purchase of treasury stock	(413)	(1,513)

Net cash used in financing activities	(649)	(23,005)

Effect of exchange rate changes on cash and cash equivalents	16	(157)

Net (decrease) increase in cash	22,641	(48,652)

Cash at beginning of period	68,201	75,054

Cash at end of period	$90,842	$26,402

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NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI Building Systems, Inc.

Business Segments

(Unaudited)

(In thousands)

	Three Months Ended February 1, 2009		Three Months Ended January 27, 2008		$ Inc/(Dec)	% Change
		% of Total Sales		% of Total Sales
Sales:
Metal coil coating	$41,501	16	$62,275	17	$(20,774)	-33.4%
Metal components	121,480	46	145,167	40	(23,687)	-16.3%
Engineered building systems	152,409	59	226,399	63	(73,990)	-32.7%
Intersegment sales	(55,026)	(21)	(72,352)	(20)	17,326	-23.9%

Total net sales	$260,364	100	$361,489	100	$(101,125)	-28.0%

		% of Sales		% of Sales
Operating income (loss):
Metal coil coating	$(63,753)	(154)	$2,695	4	$(66,448)	n/a
Metal components	(128,603)	(106)	9,522	7	(138,125)	n/a
Engineered building systems	(352,279)	(231)	20,438	9	(372,717)	n/a
Corporate	(13,252)	—	(14,159)	—	907	n/a

Total operating income (loss) (% of sales)	$(557,887)	(214)	$18,496	5	$(576,383)	n/a

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NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI BUILDING SYSTEMS, INC.

BUSINESS SEGMENTS

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

RECONCILIATION OF OPERATING LOSS TO ADJUSTED OPERATING LOSS EXCLUDING SPECIAL CHARGES

FOR THE THREE MONTHS ENDED FEBRUARY 1, 2009

(Unaudited)

(In thousands)

	Operating Loss, GAAP Basis	Goodwill and Other Intangible Asset Impairment	Lower of Cost or Market Adj.	Restructuring Charges	Asset Impairment	“Adjusted” Operating Loss (A)
Metal coil coating	$(63,753)	$59,854	$5,657	$44	$—	$1,802

Metal components	(128,603)	116,131	14,484	582	—	2,594

Engineered building systems	(352,279)	341,643	9,237	1,835	623	1,059

Corporate	(13,252)	—	—	18	—	(13,234)

Total operating loss	$(557,887)	$517,628	$29,378	$2,479	$623	$(7,779)

(A)	The Company discloses a tabular comparison of “Adjusted” operating loss, which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. “Adjusted” operating loss should not be considered in isolation or as a substitute for operating loss as reported on the face of our statement of income.

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NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI BUILDING SYSTEMS, INC.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

“ADJUSTED” EARNINGS (LOSS) PER DILUTED SHARE AND NET INCOME (LOSS) COMPARISON

(Unaudited)

	Fiscal Three Months Ended
	February 1, 2009	January 27, 2008
Earnings (loss) per diluted share, GAAP basis	$(27.20)	$0.39
Goodwill and other intangible asset impairment	25.72	—
Lower of cost or market adjustment	0.96	—
Restructuring charges	0.08	—
Asset impairment	0.02	—

“Adjusted” diluted earnings (loss) per share (A)	$(0.42)	$0.39

	Fiscal Three Months Ended
	February 1, 2009	January 27, 2008
Net income (loss), GAAP basis	$(528,610)	$7,510
Goodwill and other intangible asset impairment	499,883	—
Lower of cost or market adjustment	18,740	—
Restructuring charges	1,581	—
Asset impairment	397	—

“Adjusted” net income (loss) (A)	$(8,009)	$7,510

(A)	The Company discloses a tabular comparison of “Adjusted” earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. “Adjusted” diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement of income.

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NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI BUILDING SYSTEMS, INC.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

COMPUTATION OF EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,

AMORTIZATION AND OTHER NONCASH ITEMS (“ADJUSTED EBITDA”)

(Unaudited)

(In thousands)

	Trailing 12 Months
	February 1, 2009	January 27, 2008
Net income (loss)	$(457,239)	$60,786
Add:
Provision for income taxes	12,790	39,170
Interest expense	21,011	28,212
Depreciation and amortization	33,914	35,658
Non-cash FAS 123(R)	8,005	9,621
Goodwill and other intangible asset impairment	517,628	—
Lower of cost or market adjustment	32,117	—
Asset impairment	816	—

Adjusted EBITDA (1)	$169,042	$173,447

(1)	Adjusted EBITDA is calculated based on the terms contained in the Company’s credit agreement at the respective dates presented herein. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, a lower of cost or market adjustment and stock compensation. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

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NCI Building Systems Reports First-Quarter Results

March 10, 2009

NCI Building Systems, Inc.

Reconciliation of Segment Sales to Third Party Segment Sales (Internal Information)

(Unaudited)

(In thousands)

	1st Qtr 2009		1st Qtr 2008		Inc/(Dec)	% Change
Metal Coil Coating
Total Sales	41,501	13%	62,275	14%	(20,774)	-33%
Intersegment	(30,077)		(42,893)		12,816	-30%

Third Party Sales	11,424	4%	19,382	5%	(7,958)	-41%

Operating Income (Loss)	(63,753)	-558%	2,695	14%	(66,448)	n/a

Metal Components
Total	121,480	39%	145,167	34%	(23,687)	-16%
Intersegment	(20,438)		(21,804)		1,366	-6%

Third Party Sales	101,042	39%	123,363	34%	(22,321)	-18%

Operating Income (Loss)	(128,603)	-127%	9,522	8%	(138,125)	n/a

Engineered Building Systems
Total	152,409	48%	226,399	52%	(73,990)	-33%
Intersegment	(4,511)		(7,655)		3,144	-41%

Third Party Sales	147,898	57%	218,744	61%	(70,846)	-32%

Operating Income (Loss)	(352,279)	-238%	20,438	9%	(372,717)	n/a

Consolidated
Total	315,390	100%	433,841	100%	(118,451)	-27%
Intersegment	(55,026)		(72,352)		17,326	-24%

Third Party Sales	260,364	100%	361,489	100%	(101,125)	-28%

Operating Income (Loss)	(557,887)	-214%	18,496	5%	(576,383)	n/a

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